UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2024

WESTWATER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0516

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	WWR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 17, 2024, Alabama Graphite Products, LLC (“AGP”), a wholly owned subsidiary of Westwater Resources, Inc. (the “Company”) and FCA US LLC (“FCA”) entered into a Binding Offtake Agreement (the “Offtake Agreement”).

Pursuant to the terms of the Offtake Agreement, FCA will purchase CSPG natural graphite anode products (the “Product”) from AGP. Under the terms of the Offtake Agreement, FCA will be obligated to purchase Product (the “Annual Offtake Volume”) in amounts and at prices described in the Offtake Agreement. The anticipated Annual Offtake Volume in 2026 is 10 kt of Product, and in years 2027 through 2031, the final year of the Offtake Agreement, is 15 kt of Product.

As a result of entry into the Offtake Agreement and the Procurement Agreement with SK On Co., Ltd., which was previously reported on a Current Report on Form 8-K on February 5, 2024, the Company has secured off-take agreements for 100% of its anticipated Phase I production capacity from its Kellyton Graphite Plant during the term of the respective contracts.

The foregoing description of the Offtake Agreement is qualified in its entirety by reference to the full text of the Offtake Agreement which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 7.01	Regulation FD Disclosure.

On July 18, 2024, the Company issued a press release announcing entry into the Offtake Agreement.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Binding Offtake Agreement, by and between Alabama Graphite Products, LLC and FCA US LLC

99.1	Press release dated July 18, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2024

WESTWATER RESOURCES, INC.

By:	/s/ Steven M. Cates
Name:	Steven M. Cates
Title:	Senior Vice President–Finance and Chief Financial Officer